PRODUCTION COSTS	9 Months Ended
Sep. 30, 2014
PRODUCTION COSTS
PRODUCTION COSTS

5.PRODUCTION COSTS

	December 31,	September 30,
	2013	2014

Completed films	25,925	24,651
Films in production and not released	116,320	157,883
Total	142,245	182,534

The portion of the costs of the completed films that are expected to be amortized during the twelve months after September 30, 2014 is $10,640, and the Group expects to amortize 86% of such costs within three years from September 30, 2014.

The Group evaluates its production costs on a title-by-title basis to determine whether the unamortized capitalized costs of any titles have a fair value that is less than its carrying value at least annually or whenever events or changes in circumstances indicate that the carrying amount of the production costs may be impaired.  As a result of lower-than-expected revenue performance of certain films and TV series, the Group determined the unamortized production costs were impaired by $1,171 and $3,402 as of September 30, 2013 and 2014, respectively, including $1,861 of the full impairment of an unreleased film as of September 30, 2014, as the film was not been set for production within three years from the time of the first capitalized transaction. Key assumptions used in the fair value measurement were discount rates ranging from 15% to 16% and estimated cash flows over a period of 10 years from a title’s initial release. A change in the discount rate of 1.0% would change the impairment loss measurement by $72 in the nine months ended September 30, 2014.